UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2022

Athira Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39503	45-3368487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18706 North Creek Parkway, Suite 104

Bothell, WA 98011

(Address of principal executive offices, including zip code)

(206) 221-8112

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ATHA	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Dr. Michael Panzara to the Board of Directors

On March 18, 2022, the board of directors of Athira Pharma, Inc. (the “Company” or “Athira”), upon recommendation from the nominating and corporate governance committee of the Company’s board of directors (the “Board”), appointed Dr. Michael Panzara as a director of the Company, effective immediately. Dr. Panzara was appointed as a Class I director with a term expiring at the Company’s 2024 annual meeting of stockholders. The Board has not yet determined the committee(s) of the Board, if any, to which Dr. Panzara will be named.

There are no transactions and no proposed transactions between Dr. Panzara or any member of his immediate family and the Company or any of its subsidiaries, and there is no arrangement or understanding between Dr. Panzara and any other person or entity pursuant to which Dr. Panzara was appointed as a director of the Company.

Dr. Panzara will enter into the Company’s standard form of indemnification agreement for directors and executive officers.

Dr. Panzara will participate in the Company’s standard compensation plan for non-employee directors, including an initial stock option grant, which was granted to Dr. Panzara on March 18, 2022. The standard compensation plan for non-employee directors is described in the section titled “Item 8.01 Other Events” of the Company’s current report on Form 8-K, filed with the Securities and Exchange Commission on January 31, 2022.

A press release announcing Dr. Panzara’s appointment to the board of directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Athira Pharma, Inc. press release dated March 21, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Athira Pharma, Inc.

Date: March 21, 2022	By:	/s/ Mark Litton
Mark Litton
President and Chief Executive Officer

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